SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 14, 2000


                         SIMIONE CENTRAL HOLDINGS, INC.
               (Exact name of registrant as specified in charter)


        Delaware                    000-221-62               22-3209241
(State or other jurisdiction  (Commission File No.) (IRS Employer Identification
        incorporation)                                           No.)



        6600 Powers Ferry Road
         Atlanta, Georgia                                           30339
    (Address of principal executive                              (Zip Code)
               offices)



        Registrant's telephone number including area code (770) 644-6700





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ITEM 5.  OTHER EVENTS.

     On June 14, 2000, Simione Central Holdings, Inc. ("Simione Central"), issued a press release ("Press Release") regarding the status of its listing on the Nasdaq National Market. Simione Central hereby incorporates by reference herein the information set forth in its Press Release dated June 14, 2000, a copy of which is annexed hereto as Exhibit 99.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements.

         Not Applicable.

         (b)      Pro Forma Financial Information.

         Not Applicable.

         (c)      Exhibits.


EXHIBIT
NUMBER                                               DESCRIPTION
------                                               -----------
99                                        Press Release dated June 14, 2000







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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         SIMIONE CENTRAL HOLDINGS, INC.



Date:  June 14, 2000         By: /s/ Stephen M. Shea
                                  ----------------------------------------
                                  Stephen M. Shea
                                  Chief Financial Officer
                                  (Principal Financial and Accounting Officer)